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                                                                    Exhibit 10.7

     Mr. Boulier's Employment is the same as the Employment Agreement in Exhibit 10.6, which is incorporated herein by reference except as to: (i) the name of the Executive, which is Charles J. Boulier III; (ii) the signatory for the Company, which is Robert T. Kenney; (iii) the position in Section 1, which is Executive Vice President, Treasurer and Chief Financial Officer; and (iv) the amount of the base salary in Section 3(a), which is $185,000.